Exhibit 1

                 DREW INDUSTRIES INCORPORATED STOCK OPTION PLAN
                        Amended and Restated June 1, 1999

1.    Purpose.

      Drew Industries Incorporated, a Delaware corporation (the "Corporation"), desires to attract and retain directors, officers and employees of outstanding talent. This Drew Industries Incorporated Stock Option Plan (the "Plan") amends and restates the Drew Industries Incorporated Stock Option Plan, dated March 29, 1995, to reflect amendments adopted by the stockholders of the Corporation and by the Committee (as defined in Section 3) since March 29, 1995. As amended and restated, the Plan affords eligible directors, officers and employees of the Corporation and its Subsidiaries the opportunity to acquire proprietary interests in the Corporation and thereby encourages their continued employment and highest levels of performance.

2.    Scope and Duration.

      (a) Awards under the Plan may be granted in the form of incentive stock options ("incentive stock options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("non-qualified options") (the term "options" includes incentive stock options and non-qualified options) to acquire shares of common stock of the Corporation, par value $.01 per share (the "Common Stock").

      (b) The maximum aggregate number of shares of Common Stock as to which awards of options may be made from time to time under the Plan is 2,460,000 shares of which 753,666 shares are available for grant as of the date hereof, which shall be allocated (i) 60,000 shares to "Non- Employee Directors" (as defined herein), and to members ("Committee Member") of the Committee (as defined in Section 3(a)) only in accordance with Section 4(e) and (ii) 693,666 shares to eligible employees. The maximum number of shares of Common Stock with respect to which options may be granted to any existing or future participant during the term of the Plan shall not exceed 50,000 shares. Options may be awarded under this Plan until December 31, 2003. Shares issued pursuant to exercise of an option granted under this Plan may be, in whole or in part, as the Board of Directors of the Corporation (the "Board of Directors") shall from time to time determine, authorized but unissued shares or issued shares reacquired by the Corporation. If for any reason any shares as to which an option (other than those described in Section 4(e)) has been granted cease to be subject to purchase thereunder, or to the extent that any awards under the Plan denominated in shares are surrendered to the Corporation upon the exercise of an option in partial or complete payment of the option shares then being acquired upon such exercise, then (unless the Plan shall have been terminated) such shares, and any shares surrendered to the Corporation upon such exercise, shall become available for subsequent awards under the Plan unless such shares, if so made available for subsequent awards under the Plan, would not be exempt from
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") pursuant to Rule 16b-3, as amended, thereunder ("Rule 16b-3"); provided, however, that shares surrendered to the Corporation upon the exercise of an incentive stock option shall not be available for subsequent award of additional
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options under the Plan. For purposes of this Plan, a "Non-Employee Director"
shall mean a director of the Corporation or a subsidiary (as defined in Section 4(a)) who is not also an employee of the Corporation or a subsidiary and who is not a Committee Member.

3.    Administration.

      (a) The Plan shall be administered by a Committee (the "Committee") designated by the Board of Directors consisting of members of the Board of Directors who qualify as "disinterested persons," within the meaning of Rule 16b-3, and as "outside directors" within the meaning of Section 162(m) of the Code as may be determined by the Board of Directors.

      (b) Subject to Section 4(e), the Committee shall have plenary authority in its sole discretion, subject to and not inconsistent with the express provisions of this Plan: (i) to grant options, to determine, subject to Section 5(a), the purchase price of the Common Stock covered by each option, the term of each option, the persons ("participants") to whom options shall be granted, the time or times at which options shall be granted and vest, and the number of shares to be covered by each option; (ii) to establish the terms and conditions under which grants will be made (including limitations, restrictions or prohibitions upon the exercise of options); (iii) to designate options as incentive stock options or non-qualified options; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with awards under the Plan; and (vii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

      (c) The Committee may delegate to one or more of its members (or to one or more agents) such administrative duties as it may deem advisable, and the Committee (or any person to whom it has delegated duties as aforesaid) may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that the Committee may not delegate any duties to a member of the Board of Directors who would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, or other applicable rules under the Exchange Act. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all participants, the Corporation and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or awards made hereunder, and all members and agents of the Committee shall be fully indemnified and held harmless by the Corporation in respect of any such action, determination or interpretation.


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4.    Eligibility; Factors to be Considered in Making Awards

      (a) Only directors, officers and employees of the Corporation or its subsidiaries may receive awards under the Plan. The term "subsidiary" means any corporation fifty-one percent (51%) or more of the common stock of which is owned, directly or indirectly, by the Corporation. A Committee Member shall be entitled to receive only a Formula Option in accordance with the provisions of
Section 4(e).

      (b) In determining the employees and Non-Employee Directors to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature and performance of such person's duties, his or her present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

      (c) Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with or in replacement of, or as alternatives to, awards or grants under any other compensation plan maintained by the Corporation or its subsidiaries.

      (d) The Committee, in its sole discretion, may grant to an employee or Non-Employee Director who has been granted an award under the Plan or any other compensation plan maintained by the Corporation, one of its subsidiaries, or any successor thereto, in exchange for the surrender and cancellation of such award, a new award in the same or a different form and containing such terms, including without limitation a price which is different (either higher or lower) than any price provided in the award so surrendered and canceled, as the Committee may deem appropriate; provided, however, that the aggregate number of shares of Common Stock with respect to which new awards are granted at a lower price than the price provided in the surrendered and canceled award shall not exceed 10% of the number of shares of Common Stock subject to all options outstanding and available for grant under the Plan.

      (e) Each Committee Member who is a director of the Corporation shall automatically be awarded an option ("Formula Option") to purchase 5,000 shares of Common Stock, on the terms and conditions set forth herein, on the December 31st of each year in which such Committee Member has served not less than twelve
(12) consecutive months as a director of the Corporation. Such Formula Options shall immediately vest and shall be exercisable during the five year period following the date of grant. The purchase price of Common Stock subject to such Formula Options shall be not less than 100% of the fair market value (as defined in Section 5(c)) of the Common Stock on the date such Formula Option is granted. Such price shall be subject to adjustment provided in paragraph 11(b).

      (f) Non-Employee Directors covered by this Plan shall not be eligible for incentive stock options.


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5.    Option Price.

      (a) Except as set forth in Section 4(e), the purchase price of the Common Stock covered by each option shall be determined by the Committee in its sole discretion; provided, however, that the purchase price shall be not less than 100% of the fair market value of the Common Stock on the date the option is granted, provided, however, that the purchase price of an incentive stock option which is granted to an individual who is treated as a "10% Shareholder", within the meaning of Section 422 of the Code, shall be not less than 110% of fair market value on the date of grant. Such price shall be subject to adjustment as provided in paragraph 11(a).

      (b) The purchase price of the shares of Common Stock as to which an option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check or other instrument acceptable to the Corporation, or (if permitted by the Committee and subject to such terms and conditions as it may determine) in shares of the Common , Stock, valued at their fair market value or by surrender of outstanding awards under the Plan. In addition, an employee shall pay any amount necessary to satisfy applicable federal, state or local withholding tax requirements promptly upon notification of the amount due. The Committee may permit such withholding tax to be paid in shares of Common Stock previously owned by the employee (but not in shares of Common Stock that would otherwise be distributed to such employee upon exercise of the option), or a combination of cash and shares of such previously owned Common Stock, and any such shares shall be valued at their fair market value.

      (c) For purposes of the Plan "fair market value" of the Common Stock shall mean:

            (i) If the Common Stock is listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the average of the daily closing prices per share for the fifteen (15) consecutive trading days immediately preceding the day as of which "fair market value" is being determined. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information.

            (ii) If the Common Stock is not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, "fair market value" shall be as determined in good faith by the Board of Directors as of a date which is within fifteen days of the date as of which the determination is to be made.


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6.    Term of Options.

      The term of each incentive stock option granted under the Plan shall be such period of time as the Committee shall determine, but not more than ten years from the date of grant, subject to earlier termination as provided in paragraphs 9 and 10; provided, however, that the terms of an option granted to a 10% Shareholder shall not exceed five years. The term of each non-qualified stock option granted to an employee or Non-Employee Director under the Plan shall be such period of time as the Committee shall determine, subject to earlier termination as provided in paragraphs 9 and 10. The term of each Formula Option shall be as set forth in Section 4(e).

7.    Exercise of Options.

      (a) Except as provided in Section 4(e), each option shall vest and become exercisable in whole or in part, at such time and upon such criteria as the Committee shall determine in its discretion from time to time, not inconsistent with the express provisions of this Plan, as set forth in an option agreement to be signed by each participant, provided that no shares into which an option has been exercised may be sold or otherwise transferred within six months following such option's grant date.

      (b) Subject to the provisions of the Plan and unless otherwise provided in the option agreement, an option granted under the Plan shall vest and become exercisable in full at the earliest of the participant's death, Eligible Retirement (as defined below), or Total Disability (as defined in paragraph 10). For purposes of this Plan, the term "Eligible Retirement" shall mean the date upon which a participant, having attained the age of retirement then utilized by the Corporation, terminates his or her employment or service as an officer or a director with the Corporation or its subsidiary.

      (c) An option may be exercised, at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares of Common Stock as to which the option has become exercisable; provided, however, that an option may not be exercised at any one time as to less than 100 shares of Common Stock (or less than the number of shares as to which the option is then exercisable, if that number is less than 100 shares).

      (d) Subject to the provisions of paragraphs 9 and 10, in the case of incentive stock options, no option may be exercised at any time unless the holder thereof is then an employee of the Corporation or its subsidiaries. For purposes of this subparagraph 7(d), subsidiary shall include, as under Treasury Regulations Section 1.421-7(h)(3) and (4), example (3), any corporation which is a subsidiary of the Corporation during the entire portion of the requisite period of employment during which it is the employer of the holder.


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      (e) Upon the exercise of an option, in whole or in part, in accordance with the Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a stockholder with respect to the shares issued as a result of such exercise.

8.    Non-Transferability of Options Granted.

      Options granted under the Plan shall not be transferable by the grantee thereof otherwise than by will or the laws of descent and distribution; provided, however, that the designation of a beneficiary by an employee, a Non-Employee Director or a Committee Member shall not constitute a transfer; and options may be exercised during the lifetime of such person only by such person or, unless such exercise would disqualify an option as an incentive stock option, by such person's guardian or legal representative.

9.    Termination of Employment and Service as a Non-Employee Director.

      In the event that the employment of an employee, or the service of a Non-Employee Director or Committee Member, to whom an option has been granted under the Plan shall be terminated for any reason other than as set forth in paragraph 10, such option may, subject to the provisions of the Plan, be exercised (but only to the extent that the employee or Non-Employee Director was entitled to do so at the termination of his or her employment) at any time within thirty (30) days after such termination, but in no case later than the date on which the option terminates; provided, however, that if employment of an employee or the service of a Non-Employee Director or Committee Member is terminated for Cause (as defined below), the Option hereunder shall lapse immediately upon such termination and shall not thereafter be exercisable. For purposes of this Agreement, "Cause" shall mean willful misconduct or gross negligence which has an adverse effect, financial or otherwise, on the Corporation or any of its subsidiaries; dishonesty, embezzlement, fraud, accepting bribery or kickbacks or similar acts involving the Corporation or any of its subsidiaries or in connection with employment by the Corporation; conviction of, or a plea of guilty or nolo contendre to, a felony or any crime involving moral turpitude; or habitual absenteeism as a result of substance abuse.

      Except with respect to Formula Options of Committee Members, any option agreement or any rules and regulations relating to the Plan may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the Plan or in any award granted pursuant to the Plan shall confer upon any employee or director any right to continue in the employ or service of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate such employment at any time.


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10.   Eligible Retirement, Death or Total Disability of Participant.

      If any participant shall die, or suffer a Total Disability, while employed by, or acting as an officer or a director of, the Corporation or its subsidiaries or if any such participant terminates his or her employment or service as an officer or a director pursuant to an Eligible Retirement, such option may be exercised, as set forth herein, whether or not the participant was otherwise entitled at such time to exercise such option. Subject to the restrictions otherwise set forth in the Plan, such option shall be exercisable by the participant, a legatee or legatees of the participant under the participant's last will, or by the participant's personal representatives or distributees, whichever is applicable, at any time (but in no case later than the date on which the option terminates in accordance with the terms of grant) before the earlier of (i) one year following the date of the participant's death or Total Disability (if the participant shall have died or suffered a Total Disability while employed by, or acting as a director of, the Corporation or its subsidiaries), or (ii) three months following the date of such participant's Eligible Retirement.

      For purposes of this plan, "Total Disability" means the incapacity of the participant, as a result of accident or sickness, which results in termination of employment or service as a Non-Employee Director or Committee member.

11.   Adjustments Upon Changes in Capitalizations, etc.

      (a) Notwithstanding any other provision of the Plan, except as set forth in Section 11(b), the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, including in the Committee's discretion revision of outstanding options so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options shall be eliminated.

      (b) If any of the adjustments referred to in Section 11(a) are required with respect to the Formula Options, then any such adjustment shall be determined in a manner which reflects the least favorable adjustment made with respect to the Common Stock subject to options then held by participants.


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

12.   Effective Date; Listing; Registration.

      (a) The amendments to, and restatement of, the Drew Industries Incorporated Stock Option Plan dated March 29, 1995 contained herein shall become effective as of June 1, 1999. The Plan shall terminate at the close of business on December 31, 2003 and no Option may be granted under the Plan thereafter, but such termination shall not affect any Option theretofore granted.

      (b) Except with respect to the Formula Options, the Committee may, in its discretion, grant awards under the Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that to the extent required at the time of grant, exercise or payment (i) the shares of Common Stock covered by such awards of options shall be duly listed, upon official notice of issuance, on any securities exchange as may at the time be the principal market for the Common Stock, and (ii) if the Corporation deems it necessary or desirable a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective.

13.   Termination and Amendment.

      The Board of Directors of the Corporation may suspend, terminate or amend the Plan, except no such action may (a) increase the maximum number of shares covered by the Plan or change the class of employees eligible to receive options; (b) reduce the exercise price for any stock options below the fair market value of the Common Stock on the date of the grant of such option, except as provided in Section 4(d); (c) extend beyond 10 years from the date of the grant the period within which an option may be exercised; (d) extend the period during which options may be granted; or (e) increase the maximum number of shares with respect to which options may be granted to any employee; provided, further, that if any such amendment requires stockholder approval to meet the requirements of the then applicable rules under Section 16(b) of the Exchange Act, such amendment shall be subject to the approval of the Corporation's stockholders. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination and options granted prior to termination of the Plan may be exercised in accordance with their terms after the Plan's termination. In addition, no suspension, termination, modification or amendment of the Plan may, without the consent of the participant to whom an award shall theretofore have been granted, adversely affect the rights of such participant under such award or affect the validity of any then outstanding option previously granted under the Plan.

14.   Written Agreements.

      Each award of options shall be evidenced by a written option agreement, executed by the employee and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require.


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15.   Governing Law.

      This Plan shall be governed and construed in accordance with the laws of the State of Delaware, without regards to the conflict of law principles thereof.


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